UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-08287

Cohen & Steers Real Estate Securities Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2018. The total returns for Cohen & Steers Real Estate Securities Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2018	Year Ended December 31, 2018
Cohen & Steers Real Estate Securities Fund:
Class A	–5.39%	–4.56%
Class C	–5.72%	–5.17%
Class F	–5.28%	–4.21%
Class I	–5.32%	–4.29%
Class R	–5.53%	–4.74%[a]
Class Z	–5.28%	–4.21%
FTSE Nareit Equity REITs Index[b]	–5.58%	–4.62%
S&P 500 Index[b]	–6.85%	–4.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[b]

The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Market Review

Following a prolonged period of steady gains for stock markets, U.S. REITs declined in a difficult year for equities broadly. REITs initially struggled amid an early-period spike in bond yields and concerns about fundamentals for retail and health care landlords. REITs turned a corner in March as inflation remained generally benign, allowing bond yields to stabilize. Better-than-expected retail sales data added to positive sentiment, as did visible real estate merger and acquisition activity.

REIT returns reached their year-to-date highs in August, aided by continued U.S. job growth, reaccelerating economic activity, rising corporate profits and an 18-year high in consumer confidence. However, market conditions again turned challenging, reflecting a confluence of risk factors, including increased global trade tensions, slowing growth in China and Europe, and a sharp downturn in oil prices. Meanwhile, the U.S. Federal Reserve continued to raise short-term interest rates and as late as December indicated that it would hike rates at least two more times in 2019.

The fourth quarter saw a significant shift in investor preferences toward more defensive assets. After trailing the broad U.S. equity market for much of the year, real estate stocks began to outperform as investors generally favored them for their stable cash flows, high dividend yields and attractive relative valuations.

Fund Performance

The Fund had a negative total return in the period and performed generally in line with its benchmark (the Fund’s Class A, F, I and Z shares outperformed, while its Class C and R shares underperformed).

The year saw a wide variation in returns by property type. The apartment sector was among the better performers with a positive return. While rent growth slowed, it generally held up better than expected amid favorable employment and household formation trends. The Fund’s relative performance was helped by an overweight and stock selection in the apartment sector, in part due to an overweight in UDR, Inc., which had a significant gain. The company continued to see occupancy improvements, and management raised its guidance.

The office sector had broad-based declines. Poor performers included landlords operating in West Coast markets, despite continued strength in fundamentals, as reflected in an acceleration in asking rents. Stock selection among office REITs contributed to the Fund’s relative performance.

The data center sector was a notable underperformer, following two years of exceptionally strong performance, amid concerns of slowing demand and its ties to the technology sector. The Fund was overweight data centers, which detracted from relative performance, although relatively favorable stock selection in the sector partly offset the effect. The Fund’s underweight in the free-standing retail sector also hindered relative performance. The sector had a positive return, favored in a period of uncertainty for its relatively stable cash flows tied to long-term leases.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2018.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Sincerely,

THOMAS N. BOHJALIAN	JASON A. YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2018

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–8.85%[a]	–6.12%[c]	—	—	—	—
1 Year (without sales charge)	–4.56%	–5.17%	–4.21%	–4.29%	–4.74%	–4.21%
5 Years (with sales charge)	8.47%[a]	8.75%	—	—	—	—
5 Years (without sales charge)	9.47%	8.75%	—	9.76%	—	—
10 Years (with sales charge)	12.98%[a]	12.77%	—	—	—	—
10 Years (without sales charge)	13.50%	12.77%	—	13.84%	—	—
Since Inception[d] (with sales charge)	8.66%[a]	7.87%	—	—	—	—
Since Inception[d] (without sales charge)	8.89%	7.87%	0.97%	9.19%	7.67%	8.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for periods shorter than one year are not annualized.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized expense ratios for each class of shares as disclosed for each class of shares in the May 1, 2018 prospectus, as supplemented January 3, 2019, were as follows: Class A—1.15%; Class C—1.80%; Class F—0.80%; Class I—0.88%; Class R—1.30%; and Class Z—0.80%.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception dates: September 2, 1997, January 14, 1998, April 3, 2017, July 15, 1998, October 1, 2014 and October 1, 2014 for Class A, C, F, I, R and Z shares, respectively.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018—December 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[a] July 1, 2018— December 31, 2018
Class A
Actual (–5.39% return)	$1,000.00	$946.10	$5.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.80

Class C
Actual (–5.72% return)	$1,000.00	$942.80	$8.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.18	$9.10

Class F
Actual (–5.28% return)	$1,000.00	$947.5	$3.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02

Class I
Actual (–5.32% return)	$1,000.00	$946.80	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43

Class R
Actual (–5.53% return)	$1,000.00	$944.70	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.56

Class Z
Actual (–5.28% return)	$1,000.00	$947.20	$3.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized expense ratios of 1.14%, 1.79%, 0.79%, 0.87%, 1.29% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

December 31, 2018

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets

Welltower, Inc.	$244,280,096	5.4
Essex Property Trust, Inc.	234,974,199	5.2
Prologis, Inc.	233,761,854	5.2
Equinix, Inc.	233,543,853	5.2
UDR, Inc.	231,337,654	5.2
Public Storage	157,262,045	3.5
HCP, Inc.	154,953,015	3.5
Equity Residential	150,928,696	3.4
Digital Realty Trust, Inc.	147,353,749	3.3
Park Hotels & Resorts, Inc.	141,406,776	3.2

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2018

		Shares	Value
COMMON STOCK	98.9%
COMMUNICATIONS—TOWERS	3.1%
American Tower Corp.		293,339	$46,403,296
SBA Communications Corp.[a]		565,777	91,593,639

			137,996,935

REAL ESTATE	95.8%
DATA CENTERS	10.7%
CyrusOne, Inc.		1,894,499	100,181,107
Digital Realty Trust, Inc.		1,382,954	147,353,749
Equinix, Inc.		662,423	233,543,853

			481,078,709

HEALTH CARE	11.2%
HCP, Inc.		5,547,906	154,953,015
Ventas, Inc.		1,750,734	102,575,505
Welltower, Inc.		3,519,379	244,280,096

			501,808,616

HOTEL	6.0%
Extended Stay America, Inc.		3,363,265	52,130,607
Park Hotels & Resorts, Inc.		5,442,909	141,406,776
Red Rock Resorts, Inc. Class A		1,608,932	32,677,409
RLJ Lodging Trust		2,467,033	40,459,341

			266,674,133

INDUSTRIALS	9.7%
Americold Realty Trust		2,212,225	56,500,226
Industrial Logistics Properties Trust		1,852,086	36,430,532
Liberty Property Trust		2,609,531	109,287,158
Prologis, Inc.		3,980,958	233,761,854

			435,979,770

NET LEASE	8.8%
Agree Realty Corp.		981,959	58,053,416
Easterly Government Properties, Inc.		2,789,578	43,740,583
Four Corners Property Trust, Inc.		1,763,235	46,196,757
VEREIT, Inc.		18,709,471	133,772,718
VICI Properties, Inc.		5,900,087	110,803,634

			392,567,108

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
OFFICE	9.9%
Boston Properties, Inc.		1,190,596	$134,001,580
Columbia Property Trust, Inc.		1,127,690	21,820,802
Hudson Pacific Properties, Inc.		3,566,020	103,628,541
Kilroy Realty Corp.		1,708,573	107,435,070
Vornado Realty Trust		1,213,004	75,242,638

			442,128,631

RESIDENTIAL	21.0%
APARTMENT	16.5%
Apartment Investment & Management Co., Class A		2,770,139	121,553,699
Equity Residential		2,286,452	150,928,696
Essex Property Trust, Inc.		958,257	234,974,199
UDR, Inc.		5,838,911	231,337,654

			738,794,248

MANUFACTURED HOME	2.1%
Sun Communities, Inc.		919,911	93,564,148

SINGLE FAMILY	2.4%
Invitation Homes, Inc.		5,450,500	109,446,040

TOTAL RESIDENTIAL			941,804,436

SELF STORAGE	7.7%
CubeSmart		2,392,810	68,649,719
Life Storage, Inc.		1,274,979	118,560,297
Public Storage		776,948	157,262,045

			344,472,061

SHOPPING CENTERS	8.5%
COMMUNITY CENTER	4.5%
Regency Centers Corp.		1,047,226	61,451,222
SITE Centers Corp.		6,888,254	76,252,972
Weingarten Realty Investors		2,608,216	64,709,839

			202,414,033

REGIONAL MALL	4.0%
Macerich Co. (The)		989,460	42,823,829
Simon Property Group, Inc.		478,291	80,348,105
Taubman Centers, Inc.		1,191,962	54,222,351

			177,394,285

TOTAL SHOPPING CENTERS			379,808,318

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
SPECIALTY	2.3%
Iron Mountain, Inc.		2,201,147	$71,339,174
Outfront Media, Inc.		1,874,973	33,974,511

			105,313,685

TOTAL REAL ESTATE			4,291,635,467

TOTAL COMMON STOCK (Identified cost—$4,304,392,411)			4,429,632,402

SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24%[b]		44,154,918	44,154,918

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$44,154,918)			44,154,918

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$4,348,547,329)	99.9%		4,473,787,320
WRITTEN OPTION CONTRACTS	(0.0)		(65,595)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		4,136,596

NET ASSETS	100.0%		$4,477,858,321

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[c]	Premiums Received	Value
Call—HCP, Inc.	Goldman Sachs International	$30.00	1/18/19	(8,103)	$(22,631,679)	$(388,944)	$(65,595)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield.
[c]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments in securities, at value (Identified cost—$4,348,547,329)	$4,473,787,320
Cash collateral pledged for over-the-counter option contracts	290,000
Receivable for:
Fund shares sold	29,771,647
Dividends	25,818,425
Investment securities sold	6,995,936
Other assets	110,539

Total Assets	4,536,773,867

LIABILITIES:
Written option contracts, at value (Premiums received—$388,944)	65,595
Payable for:
Investment securities purchased	32,352,128
Fund shares redeemed	22,241,857
Investment advisory fees	2,724,095
Shareholder servicing fees	785,232
Administration fees	159,797
Distribution fees	31,340
Directors’ fees	657
Other liabilities	554,845

Total Liabilities	58,915,546

NET ASSETS	$4,477,858,321

NET ASSETS consist of:
Paid-in capital	$4,359,179,410
Total distributable earnings/(accumulated loss)	118,678,911

$4,477,858,321

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2018

CLASS A SHARES:
NET ASSETS	$498,305,190
Shares issued and outstanding ($0.001 par value common stock outstanding)	36,404,168

Net asset value and redemption price per share	$13.69

Maximum offering price per share ($13.69 ÷ 0.955)[a]	$14.34

CLASS C SHARES:
NET ASSETS	$209,193,650
Shares issued and outstanding ($0.001 par value common stock outstanding)	16,909,326

Net asset value and offering price per share[b]	$12.37

CLASS F SHARES:
NET ASSETS	$232,222,506
Shares issued and outstanding ($0.001 par value common stock outstanding)	16,091,210

Net asset value, offering and redemption price per share	$14.43

CLASS I SHARES:
NET ASSETS	$3,179,871,806
Shares issued and outstanding ($0.001 par value common stock outstanding)	220,353,382

Net asset value, offering and redemption price per share	$14.43

CLASS R SHARES:
NET ASSETS	$11,200,572
Shares issued and outstanding ($0.001 par value common stock outstanding)	778,620

Net asset value, offering and redemption price per share	$14.39

CLASS Z SHARES:
NET ASSETS	$347,064,597
Shares issued and outstanding ($0.001 par value common stock outstanding)	24,047,290

Net asset value, offering and redemption price per share	$14.43

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividend income	$126,065,205

Expenses:
Investment advisory fees	30,004,796
Shareholder servicing fees—Class A	532,003
Shareholder servicing fees—Class C	589,500
Shareholder servicing fees—Class I	2,566,344
Distribution fees—Class A	1,330,007
Distribution fees—Class C	1,768,500
Distribution fees—Class R	51,116
Administration fees	2,143,030
Transfer agent fees and expenses	972,856
Shareholder reporting expenses	575,036
Registration and filing fees	304,797
Directors’ fees and expenses	250,142
Professional fees	101,146
Custodian fees and expenses	95,676
Miscellaneous	320,077

Total Expenses	41,605,026

Net Investment Income (Loss)	84,460,179

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	40,627,278
Written option contracts	6,913,226

Net realized gain (loss)	47,540,504

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(341,758,772)
Written option contracts	217,520

Net change in unrealized appreciation (depreciation)	(341,541,252)

Net Realized and Unrealized Gain (Loss)	(294,000,748)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(209,540,569)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$84,460,179	$64,975,206
Net realized gain (loss)	47,540,504	13,604,630
Net change in unrealized appreciation (depreciation)	(341,541,252)	209,647,206

Net increase (decrease) in net assets resulting from operations	(209,540,569)	288,227,042

Distributions to Shareholders:[a]
Class A	(14,054,818)	(11,087,986)
Class C	(5,353,801)	(3,274,857)
Class F	(7,834,213)	(8,835)
Class I	(89,055,371)	(46,837,679)
Class R	(261,318)	(84,817)
Class Z	(8,741,121)	(3,155,997)
Tax Return of Capital to Shareholders:
Class A	(3,379,171)	(6,039,035)
Class C	(1,654,292)	(2,854,262)
Class F	(1,553,370)	(3,918)
Class I	(18,503,328)	(21,836,181)
Class R	(61,792)	(50,543)
Class Z	(1,675,428)	(1,406,037)

Total distributions	(152,128,023)	(96,640,147)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	493,860,823	1,274,610,589

Total increase (decrease) in net assets	132,192,231	1,466,197,484
Net Assets:
Beginning of year	4,345,666,090	2,879,468,606

End of year	$4,477,858,321	$4,345,666,090

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS—(Continued)

[a]

Distributions to shareholders from net investment income and net realized gain for the year ended December 31, 2017 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation. The amounts reported within the December 31, 2017 annual report were as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders from:
Net investment income:
Class A	$(10,317,538)
Class C	(2,918,213)
Class F	(6,642)
Class I	(43,336,678)
Class R	(75,682)
Class Z	(2,929,764)
Net realized gain:
Class A	(770,448)
Class C	(356,644)
Class F	(2,193)
Class I	(3,501,001)
Class R	(9,135)
Class Z	(226,233)

Total distributions to shareholders	$(64,450,171)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.82	$14.09	$13.84	$16.16	$13.21

Income (loss) from investment operations:

Net investment income (loss)[a]	0.23	0.22	0.19	0.14 [b]	0.16 [b]
Net realized and unrealized gain (loss)	(0.88)	0.86	0.89	0.73	4.01

Total from investment operations	(0.65)	1.08	1.08	0.87	4.17

Less dividends and distributions to shareholders from:

Net investment income	(0.24)	(0.21)	(0.17)	(0.12)	(0.17)
Net realized gain	(0.15)	(0.02)	(0.66)	(3.07)	(1.05)
Tax return of capital	(0.09)	(0.12)	—	—	—

Total dividends and distributions to shareholders	(0.48)	(0.35)	(0.83)	(3.19)	(1.22)

Net increase (decrease) in net asset value	(1.13)	0.73	0.25	(2.32)	2.95

Net asset value, end of year	$13.69	$14.82	$14.09	$13.84	$16.16

Total return[c,d]	–4.56%	7.78%	7.75%	7.35%	32.13%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$498.3	$611.1	$675.8	$391.5	$302.4

Ratios to average daily net assets:

Expenses	1.14%	1.14%	1.19%	1.23%	1.21%

Net investment income (loss)	1.58%	1.49%	1.36%	0.96%	1.11%

Portfolio turnover rate	75%	77%	83%	95%	91%

[a]	Calculation based on average shares outstanding.
[b]	12.0% and 12.8% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.44	$12.81	$12.66	$15.07	$12.39

Income (loss) from investment operations:

Net investment income (loss)[a]	0.10	0.09	0.03	0.02 [b]	0.07 [b]
Net realized and unrealized gain (loss)	(0.77)	0.81	0.87	0.67	3.75

Total from investment operations	(0.67)	0.90	0.90	0.69	3.82

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.13)	(0.09)	(0.03)	(0.09)
Net realized gain	(0.15)	(0.02)	(0.66)	(3.07)	(1.05)
Tax return of capital	(0.09)	(0.12)	—	—	—

Total dividends and distributions to shareholders	(0.40)	(0.27)	(0.75)	(3.10)	(1.14)

Net increase (decrease) in net asset value	(1.07)	0.63	0.15	(2.41)	2.68

Net asset value, end of year	$12.37	$13.44	$12.81	$12.66	$15.07

Total return[c,d]	–5.17%	7.07%	7.03%	6.60%	31.31%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$209.2	$275.9	$356.3	$312.6	$315.0

Ratios to average daily net assets:

Expenses	1.79%	1.79%	1.84%	1.88%	1.86%

Net investment income (loss)	0.74%	0.72%	0.27%	0.14%	0.46%

Portfolio turnover rate	75%	77%	83%	95%	91%

[a]	Calculation based on average shares outstanding.
[b]	12.0% and 12.8% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class F
Per Share Operating Performance:	For the Year Ended December 31, 2018	For the Period April 3, 2017[a] through December 31, 2017
Net asset value, beginning of period	$15.59	$14.97

Income (loss) from investment operations:

Net investment income (loss)[b]	0.32	0.56
Net realized and unrealized gain (loss)	(0.95)	0.36

Total from investment operations	(0.63)	0.92

Less dividends and distributions to shareholders from:

Net investment income	(0.29)	(0.19)
Net realized gain	(0.15)	(0.02)
Tax return of capital	(0.09)	(0.09)

Total dividends and distributions to shareholders	(0.53)	(0.30)

Net increase (decrease) in net asset value	(1.16)	0.62

Net asset value, end of period	$14.43	$15.59

Total return[c]	–4.21%	6.16%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$232.2	$2.9

Ratios to average daily net assets:

Ratio of expenses to average daily net assets	0.79%	0.79%[e]

Net investment income (loss)	2.13%	4.98%[e]

Portfolio turnover rate	75%	77%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$ 15.59	$ 14.80	$ 14.50	$16.78	$13.68

Income (loss) from investment operations:

Net investment income (loss)[a]	0.31	0.29	0.28	0.20 [b]	0.21 [b]
Net realized and unrealized gain (loss)	(0.95)	0.89	0.89	0.75	4.15

Total from investment operations	(0.64)	1.18	1.17	0.95	4.36

Less dividends and distributions to shareholders from:

Net investment income	(0.28)	(0.25)	(0.21)	(0.16)	(0.21)
Net realized gain	(0.15)	(0.02)	(0.66)	(3.07)	(1.05)
Tax return of capital	(0.09)	(0.12)	—	—	—

Total dividends and distributions to shareholders	(0.52)	(0.39)	(0.87)	(3.23)	(1.26)

Net increase (decrease) in net asset value	(1.16)	0.79	0.30	(2.28)	3.10

Net asset value, end of year	$14.43	$15.59	$14.80	$14.50	$16.78

Total return[c]	–4.29%	8.09%	8.00%	7.62%	32.48%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$3,179.9	$3,230.8	$1,721.3	$728.9	$606.7

Ratios to average daily net assets:

Expenses	0.87%	0.87%	0.91%	0.93%	0.95%

Net investment income (loss)	2.03%	1.88%	1.87%	1.31%	1.35%

Portfolio turnover rate	75%	77%	83%	95%	91%

[a]	Calculation based on average shares outstanding.
[b]	12.0% and 12.8% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$15.55	$14.77	$14.47	$16.78	$15.16

Income (loss) from investment operations:

Net investment income (loss)[b]	0.25	0.24	0.29	0.24 [c]	0.06
Net realized and unrealized gain (loss)	(0.95)	0.88	0.82	0.64	2.32

Total from investment operations	(0.70)	1.12	1.11	0.88	2.38

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.20)	(0.15)	(0.12)	(0.02)
Net realized gain	(0.15)	(0.02)	(0.66)	(3.07)	(0.74)
Tax return of capital	(0.09)	(0.12)	—	—	—

Total dividends and distributions to shareholders	(0.46)	(0.34)	(0.81)	(3.19)	(0.76)

Net increase (decrease) in net asset value	(1.16)	0.78	0.30	(2.31)	1.62

Net asset value, end of period	$14.39	$15.55	$14.77	$14.47	$16.78

Total return[d]	–4.67%	7.63%	7.62%	7.15%	15.80%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$11.2	$8.9	$4.0	$1.7	$0.0

Ratios to average daily net assets:

Expenses	1.29%	1.29%	1.34%	1.38%	1.38%[f]

Net investment income (loss)	1.66%	1.58%	1.91%	1.67%	1.34%[f]

Portfolio turnover rate	75%	77%	83%	95%	91%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	12.0% of gross income was attributable to dividends paid by Simon Property Group for the year ended December 31, 2015.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$15.59	$14.80	$14.50	$16.78	$15.16

Income (loss) from investment operations:

Net investment income (loss)[b]	0.34	0.31	0.44	0.35 [c]	0.08
Net realized and unrealized gain (loss)	(0.97)	0.89	0.74	0.61	2.32

Total from investment operations	(0.63)	1.20	1.18	0.96	2.40

Less dividends and distributions to shareholders from:

Net investment income	(0.29)	(0.27)	(0.22)	(0.17)	(0.04)
Net realized gain	(0.15)	(0.02)	(0.66)	(3.07)	(0.74)
Tax return of capital	(0.09)	(0.12)	—	—	—

Total dividends and distributions to shareholders	(0.53)	(0.41)	(0.88)	(3.24)	(0.78)

Net increase (decrease) in net asset value	(1.16)	0.79	0.30	(2.28)	1.62

Net asset value, end of period	$14.43	$15.59	$14.80	$14.50	$16.78

Total return[d]	–4.21%	8.17%	8.06%	7.69%	15.94%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$347.1	$216.0	$122.0	$2.4	$0.0

Ratios to average daily net assets:

Expenses	0.79%	0.79%	0.84%	0.88%	0.86%[f]

Net investment income (loss)	2.25%	2.00%	2.88%	2.43%	1.86%[f]

Portfolio turnover rate	75%	77%	83%	95%	91%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	12.0% of gross income was attributable to dividends paid by Simon Property Group for the year ended December 31, 2015.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Estate Securities Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at value:

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$4,429,632,402	$4,429,632,402	$—	$—
Short-Term Investments	44,154,918	—	44,154,918	—

Total Investments in Securities[a]	$4,473,787,320	$4,429,632,402	$44,154,918	$—

Written Option Contracts	$(65,595)	$—	$(65,595)	$—

Total Derivative Liabilities[a]	$(65,595)	$—	$(65,595)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions: Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2018, a significant portion of the dividends have been reclassified to distributions from net realized gain and tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2018, the Fund incurred $1,754,141 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares if redemption occurs within one year from purchase. For the year ended December 31, 2018, the Fund has been advised that the distributor received $45,730, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $594 and $18,157 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $51,488 for the year ended December 31, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2018, totaled $3,792,115,090 and $3,265,997,089, respectively.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2018 and the effect of derivatives held during the year ended December 31, 2018, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts— Over-the-Counter	—	$—	Written option contracts	$65,595

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts—Over-the-Counter[a]	Net Realized and Unrealized Gain (Loss)	$(2,881,917)	$—
Written Option Contracts—Over-the-Counter	Net Realized and Unrealized Gain (Loss)	6,913,226	217,520

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At December 31, 2018, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts— Over-the-Counter	$—	$65,595

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2018:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$65,595	$—	$65,595	$—

[a]	In some instances, the actual collateral pledged may be more than amount shown.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts activity for the year ended December 31, 2018:

	Purchased Option Contracts[a]	Written Option Contracts[a]
Average Notional Amount	$36,426,624	$92,310,881

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2018	2017
Ordinary income	$81,691,094	$64,450,171
Long-term capital gain	43,609,548	—
Tax return of capital	26,827,381	32,189,976

Total dividends and distributions	$152,128,023	$96,640,147

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$4,368,886,538

Gross unrealized appreciation on investments	$306,128,035
Gross unrealized depreciation on investments	(200,903,904)

Net unrealized appreciation (depreciation) on investments	$105,224,131

The Fund incurred short-term capital losses of $3,336,552 after October 31, 2018 that it has elected to treat as arising in the following year.

As of December 31, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain REIT dividends, and permanent book/tax differences primarily attributable to prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $515,599 and total distributable earnings/(accumulated loss) was credited $515,599. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 850 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 100 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 500 million of Class I capital stock, 50 million of Class R capital stock, 50 million of Class T capital stock and 50 million of Class Z capital stock. Class T shares are not currently available for purchase. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	13,057,221	$187,169,571	20,281,430	$292,848,987
Issued as reinvestment of dividends and distributions	935,693	13,694,157	953,762	13,777,284
Redeemed	(18,828,332)	(267,047,228)	(27,971,534)	(406,390,738)

Net increase (decrease)	(4,835,418)	$(66,183,500)	(6,736,342)	$(99,764,467)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class C:
Sold	1,714,994	$22,079,188	3,110,317	$40,767,020
Issued as reinvestment of dividends and distributions	428,543	5,678,785	350,353	4,594,520
Redeemed	(5,757,609)	(73,812,223)	(10,750,306)	(140,701,916)

Net increase (decrease)	(3,614,072)	$(46,054,250)	(7,289,636)	$(95,340,376)

Class F:[a]
Sold	23,504,100	$353,365,728	188,438	$2,945,311
Issued as reinvestment of dividends and distributions	608,691	9,387,096	796	12,245
Redeemed	(8,209,582)	(120,926,204)	(1,233)	(19,184)

Net increase (decrease)	15,903,209	$241,826,620	188,001	$2,938,372

Class I:
Sold	103,895,195	$1,557,305,251	109,804,850	$1,671,996,373
Subscriptions in-kind[b]	—	—	26,954,520	404,048,260
Issued as reinvestment of dividends and distributions	6,137,252	94,794,845	3,930,590	59,842,849
Redeemed	(96,865,497)	(1,444,647,429)	(49,776,321)	(759,352,169)

Net increase (decrease)	13,166,950	$207,452,667	90,913,639	$1,376,535,313

Class R:
Sold	410,711	$6,168,168	424,521	$6,502,348
Issued as reinvestments of dividends and distributions	20,790	320,466	8,851	134,378
Redeemed	(226,876)	(3,411,366)	(129,519)	(1,974,907)

Net increase (decrease)	204,625	$3,077,268	303,853	$4,661,819

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z:
Sold	13,913,017	$209,702,541	7,747,853	$118,440,336
Issued as reinvestment of dividends and distributions	642,842	9,939,603	295,090	4,492,139
Redeemed	(4,359,077)	(65,900,126)	(2,434,176)	(37,352,547)

Net increase (decrease)	10,196,782	$153,742,018	5,608,767	$85,579,928

[a]	Inception date of April 3, 2017.
[b]	Certain shareholders of the Fund subscribed shares in-kind.

Note 7. Subscriptions In-Kind

The Fund may receive payment for Fund shares purchased wholly or in part by receiving portfolio securities from shareholders. For the year ended December 31, 2017, the Fund had subscriptions in-kind with total proceeds in the amount of $404,048,260. For the year ended December 31, 2018, the Fund did not have any subscriptions in-kind.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small-to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and to implement a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

within the financial statements for the year ended December 31, 2018, which had no effect on the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Real Estate Securities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Real Estate Securities Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

TAX INFORMATION—2018 (Unaudited)

For the calendar year ended December 31, 2018, for individual taxpayers, the Fund designates $2,871,878 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $43,609,548 taxable at the maximum 20% rate and $79,313,724 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 0.95% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Benchmark Change

On December 4, 2018, the Fund’s Board of Directors approved a change to the Fund’s benchmark from the FTSE Nareit Equity REITs Index to the FTSE Nareit All Equity REITs Index, effective after the close of business on March 31, 2019.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

Qualified REIT Dividends Paid by the Fund to Non-Corporate Shareholders

Starting in calendar year 2018, non-corporate taxpayers are permitted to deduct from their taxable income a portion of any amounts received from a REIT that are “qualified REIT dividends.” As of December 31, 2018, this deduction was not available with respect to such amounts paid by a REIT to the Fund and distributed by the Fund to its shareholders. As a result, non-corporate shareholders would have generally been subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT. However, on January 18, 2019, the Internal Revenue Service issued proposed regulations that would permit funds to pay qualified REIT dividends to their shareholders subject to certain holding period requirements. The regulation is effective beginning with calendar year 2018.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

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COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale,New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Thomas N. Bohjalian 1965	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2006,	Since 2006

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

Jason Yablon 1979	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.	Since 2012

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen &

Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Thomas N. Bohjalian

Vice President

Yigal D. Jhirad

Vice President

Jason Yablon

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSEIX
Class C—CSCIX
Class F—CREFX
Class I—CSDIX
Class R—CIRRX
Class T—CTSRX*
Class Z—CSZIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Estate Securities Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class T shares are currently not available for purchase.

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Cohen & Steers

Real Estate

Securities Fund

Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSEIXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the Fund’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$44,910	$44,030
Audit-Related Fees	$0	$0
Tax Fees	$5,660	$5,550
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)    No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$5,660	$5,550
Investment Advisor	$0	$0

(h)        The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Incorporated by reference to registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 27, 2018 (Accession No. 0001193125-18-139292).

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 7, 2019